                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 6, 2004
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                             PRIME HOSPITALITY CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                       1-6869                    22-2640625
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

                 700 Route 46 East, Fairfield, New Jersey 07004
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (973) 882-1010
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                                       N/A
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       N/A (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01.   OTHER EVENTS.

     On October 6, 2004, Prime  Hospitality Corp. (the "Company") issued a press release  announcing  that the  stockholders  of the  Company  voted to adopt the
Agreement and Plan of Merger among the Company and  affiliates of The Blackstone
Group at a special stockholders' meeting.

     A copy of the press  release  issued by the  Company  on  October  6, 2004, announcing  the adoption of the merger  agreement  at the special  stockholders'
meeting  is  attached  hereto  as  Exhibit  99.1 and is  incorporated  herein by reference.

     Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         Exhibit No.   Exhibits

         99.1          Press Release of Prime Hospitality Corp. dated October 6,
                       2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   PRIME HOSPITALITY CORP.

Date:  October 6, 2004             By: /s/ Richard T. Szymanski
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                                      Name:   Richard T. Szymanski
                                      Title:  Senior Vice President and
                                              Chief Financial Officer